UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2004

Salomon Brothers Inflation Management Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-21533	35-2228696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 First Stamford Place, 4th Floor, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 890-7041

Salomon Brothers Inflation Management Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Salomon Brothers Inflation Management Fund Inc. press release, dated July 22, 2004.

Item 9. Regulation FD Disclosure.

On July 22, 2004, Salomon Brothers Inflation Management Fund Inc. (the “Fund”) issued a press release in connection with a Securities and Exchange Commission investigation first disclosed in December 2003 involving Citigroup Asset Management, the Citigroup business unit which includes the Fund’s Investment Manager and other investment advisory companies.

Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 9 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salomon Brothers Inflation Management Fund Inc. (Registrant)

Date: July 23, 2004	/s/ Thomas C. Mandia
(Signature)

Name: Thomas C. Mandia
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press release of the Fund, dated July 22, 2004.